Stream Global Services RW Baird Investor Conference February 26, 2009 Company Confidential Scott Murray Chairman & Chief Executive Officer Exhibit 99.1

Safe Harbor/Forward Looking Statements
This Presentation contains forward-looking statements that involve substantial risks and uncertainties.
Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “will,”
“could,” “may,” “management believes,” “we believe,” “we intend” and similar words or phrases. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in them. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this Presentation and incorporated by reference in this presentation. Because the actual results or outcomes can differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the factors described in our latest filings with the Securities and Exchange Commission, including our 10Q.
We assume no obligation to update the information in this communication, except as otherwise required by law. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

3 Stream Global Services - Summary

4 Our Vision, Mission, Values

Our Vision: Build a Fully Integrated BPO Company
Integrated BPO Model Servicing Fortune 1000 clients both on-shore and off-shore using state-of-the-art technology
Common Technology Infrastructure with Specific Software Applications
World class clients in technology, software, telecommunications, healthcare, government and education sectors
Global service location footprint – North America, Europe, India, China, the Philippines, Latin America and South America
Credit and collections
Billing services
Data analytics
Reporting services
Finance
&
Accounting
Lead generation
Web portal mgmt
Up-selling services
Customer retention
Sales
&
Marketing
CRM
Customer care
Warranty services
Technical support
SaaS/Portals
Data
Management
EMR database
Hosting services
Application management
Digital document
management
Transcription and
interpretation
IVR technology
Hosting
Information
&
Language Services
BPO Service Cycle

6 Key Transaction Milestones

Stream Service Model
Sales
Customer
Service
Technical
Support
Customer
Retention
• Billing/Activations
• Call Director
• Credit & Collections
• Escalation
Management
• Returns
• Order Management
• Save Programs
• Loyalty Programs
• Warranty Services
• Presales
• After Market Sales
• Promotions
• Subscriptions
• Lead Generation
• Fee-Based Support
• Channel Management
• Installation
• Configuration
• Escalations
• Software Upgrades
• Warranty Repair

Excerpts From The Wall Street Journal
February 20, 2009: Market Hits New Crisis Low
o
Dow Is Now 47% Below Its Peak; Analysts Warn They See Few Signs of a Bottom
Nortel Networks Files for Chapter 11
o
Credit Crisis Swamped It After Struggles With Weak Sales, Currency Swings and Rising
Pension Costs
TECHNOLOGY/February 20, 2009, 9:57 A.M. ET: Executive Sees Chip Industry
Recovery in Three Years
TECHNOLOGY/February 19, 2009: Comcast Feels Strain of Economic Slump
PC Makers Scramble as Demand Shrivels
o
Dell, Other Firms Slash Prices on Notebooks; Asustek Pushes Mini-Notebooks to the Toys ‘R’
Us Crowd
Fed Outlook Darkens on Economy
o
December Minutes Reveal Concerns of Deep Recession; Alcoa to Cut 15,000 Jobs
Battered Stores Pare Forecasts
o
Wal-Mart, Others See Tough Months Ahead; December Same-Store Sales Disappoint

9 Bain/Murray Solectron HIG SGS/Murray Stream Rebuilding its Momentum Revenue ($ in millions)

10 Plan to Improve Stream’s Earning in 2009

11 Stream Accomplishments

12 Financial Summary 2007 results include Stream Holdings (SHC) only 2008 Adjusted & Pro-forma estimate assuming SHC acquisition for full year 2009 Midpoint of estimate ranges $486 $520 $580

13 Stream Leads Growth in 2009 Revenue Growth vs. 2008

Stream Margin Opportunities
Comparing Stream’s margins to Sykes, Teletech and
WNS Holdings highlights the opportunity for
significant margin improvement
We will seek to bring Stream margins in-line with the industry through establishing more high margin off-shore centers,
improving SG&A and achieving operating leverage
2008 Adjusted EBITDA
Stream Sykes Teletech WNS
Revenue $  520 million $  816 million $  1.39 billion $  290 million
Adjusted EBITDA Margin % 5.7% 11.5% 12.3% 14.5%
Stream Equivalent Margin Opportunity $28mm $32mm                $46mm

15 CRM Industry Growth

16 Contact Center Outsourcing Market

17 Experienced Executive Team

ONSHORE
Accent Neutral
Cost
Proximity
Cultural affinity
Skill set
Consolidation
Flexibility
Multiple Languages
Customer SAT
Time Zone
KPI Performance
ROIC
Smart Shore Methodology: Key Decision Criteria
Custom Solution to Meet Our Client’s Requirements
Product Lifecycle
Medium Selection
Chat
Email
Self Help

Smart Shore Model for Global Coverage
London, ON
Chilliwack, BC
Beaverton, OR
La Coruña, SP
Belleville, ON
Watertown, NY
Sergeant Bluff, IA Milan, IT
Angers, FR
Berlin, GE
San Salvador, ES
Tampa, FL
Santo Domingo, DR (3)
Mumbai, India (2)
Manila, PH
Cairo, EG
Tunis, TUN (2)
Derry, UK (2)
Velizy, FR
Szczecin, PO
Sofia, BU
Cagliari, IT
Brazil
CALA #6
2    Tier US
Russia
China
Japan
Tunis (3)
San Jose, CR
Dublin, IR
South Africa
Nordic Site
Americas  Sites
EMEA Sites
Expansion Possibilities
WW HEADQUARTERS
BOSTON, MA
Cape Breton, NS
Helsingborg, SW
Argentina
Chile
Dallas, TX
EMEA HEADQUARTERS
AMSTERDAM, NL
nd

Stream’s Diversified Sector and Client Portfolio
Communications Broadband 13%
Computing & Hardware 44%
Software/Networking 15%
Entertainment & Media 15%
Retail/Consumer Electronics 13%
& Other
Industries Served in 2009B Revenue %

Capital Structure
As at September 30, 2008
Shares outstanding 34,500,000 common
share equiv
Warrants – 38,750,000
exercisable at $6.00 each
Ares – 25,000,000 (pref)
Founders 8,000,000
Bain/Brookside 1,250,000
Public shares – 250,000
Debt - revolver $100,000,000 Drawn - $60,000,000
Debt - term $7,800,000
Capital Leases $7,200,000
Cash $31,000,000

22 Strategic Initiatives – 2009 and Beyond

23 Potential Business Opportunities

24 Why Our Clients Choose Stream

25